                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 17, 1999 relating to the financial statements, which appear in Procept's Annual Report on Form 10-K for the year ended December 31, 1998.


                                       /s/ PricewaterhouseCoopers LLP


                                       PricewaterhouseCoopers LLP


Boston, Massachusetts
August 30, 1999